CRN04894: Phase 1 Multiple ascending dose (MAD) Preliminary Results May 25, 2022 Exhibit 99.1

This presentation contains forward-looking statements. Crinetics cautions you that statements contained in this presentation regarding matters that are not historical facts are forward-looking statements. These statements are based on the company’s current beliefs and expectations. Such forward-looking statements include, but are not limited to, statements regarding: the potential benefits of CRN04894 for patients with Cushing’s disease, congenital adrenal hyperplasia, and other conditions of excess ACTH; plans to meet with regulators and to advance CRN04894 into a clinical program in patients for the treatment of Cushing’s disease, congenital adrenal hyperplasia, and other conditions of excess ACTH, and the timing thereof; and plans to advance other pipeline product candidates. The inclusion of forward-looking statements should not be regarded as a representation by Crinetics that any of its plans will be achieved. Actual results may differ from those set forth here due to the risks and uncertainties inherent in Crinetics’ business, including, without limitation: preliminary data that we report may change following a more comprehensive review of the data related to the clinical trials and such data may not accurately reflect the complete results of a clinical trial, and the FDA and other regulatory authorities may not agree with our interpretation of such results; advancement of CRN04894 into later stage trials is dependent on and subject to the receipt of further feedback from the FDA; we may not be able to obtain, maintain and enforce our patents and other intellectual property rights, and it may be prohibitively difficult or costly to protect such rights; the COVID-19 pandemic may disrupt Crinetics’ business and that of the third parties on which it depends; the success of Crinetics’ clinical trials and nonclinical studies for paltusotine, CRN04894, CRN04777, and its other product candidates; regulatory developments in the United States and foreign countries; unexpected adverse side effects or inadequate efficacy of the company’s product candidates that may limit their development, regulatory approval and/or commercialization; Crinetics may use its capital resources sooner than it expects; and other risks described under the heading “Risk Factors” in documents the company files from time to time with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Crinetics undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and, except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Safe Harbor Statement

CRN04894 MAD Results Support Moving to Patient Studies in Both CAH and Cushing's

Well tolerated at doses from 40 mg to 80 mg administered daily for 10 days

- No Serious Adverse Events; All Adverse Events considered mild/moderate
- MTD not reached: may allow further dose escalation in some patients if necessary

Favorable pharmacokinetics support goal of once daily dosing

- Excellent oral bioavailability with ~24-hour half life
- PK results and exposures consistent with expectations from SAD data

Confirmed pharmacologic POC & established starting dose range for patient studies

- Substantial and dose-dependent reductions in adrenal activity (cortisol)
- Clinically-meaningful adrenal suppression following disease relevant ACTH challenge

Next steps:

- Advance clinical programs in CAH and Cushing's patients with QD dosing
- Engage with regulators on design of clinical programs in patients

MAD: Multiple-ascending dose SAD: Single-ascending dose; MTD: Maximum tolerated dose; POC: Proof-of-concept; PK: Pharmacokinetic; CAH: Congenital adrenal hyperplasia

CRINETICS PHARMACEUTICALS | 3

Crinetics’ Endocrine Development Strategy: Hormone Levels from Preclinical to Approval POC: Proof-of-concept; PK: Pharmacokinetic; PRO: Patient reported outcome Preclinical POC ∆Hormones, PK, Safety Phase 1 Healthy Volunteer Safety, Pharmacologic POC ∆Hormones, PK, Safety Phase 2,3 Safety, Disease Efficacy ∆Hormones, PROs, PK, Safety Phase 1 Healthy Volunteers Phase 2/3 Trials (Patients) Leveraging Highly Conserved Biology and Purpose-Built Molecules to Optimize Probability of Success in Diseases of High Unmet Need

The Hypothalamic-Pituitary-Adrenal (HPA) Axis: The ACTH Receptor Is Key for Adrenal Activation Adrenal  Gland cholesterol Cortisol Adrenal  Cortical Cell ACTH Receptor (MC2/MRAP) cortisol Adrenal Androgens (e.g., A4) 21-hydroxylase negative feedback 17-OHP CRF AVP Hypothalamus Pituitary Stress ACTH Best measure of adrenal activity in healthy volunteers Inactive in CAH X Multiple pathways stimulate ACTH Secretion ACTH acts exclusively through MC2/MRAP at adrenal gland Circadian Clock AVP: Arginine Vasopressin; CRF: Corticotrophin-Releasing Factor Both AVP and CRF stimulate to ACTH secretion by the pituitary

Disruptions in the HPA Axis Lead to Diseases of Excess ACTH and Excess Adrenal Activation



Normal
Cushing's Disease (CD)
Congenital Adrenal Hyperplasia (CAH)
Circadian Clock
Stress
Hypothalamus
AVP
CRF
Pituitary
Negative Feedback
Cortisol
ACTH
5 - 60 pg/mL[1,4,5]
Normal activation
Hypothalamus
AVP
CRF
Negative Feedback Unable to Regulate Excess ACTH from Tumor
Pituitary Tumor
ACTH
20-200 pg/mL[1]
Excess activation
Effect: Elevated Cortisol
Hypothalamus
AVP
CRF
Loss of Negative Feedback
Pituitary
ACTH
150-500 pg/mL[2,3]
Excess activation
Effect: Deficient Cortisol Elevated Androgens (A4)
21-hydroxylase mutation

Cause	ACTH-secreting pituitary tumor	Inability to produce cortisol leads to loss of negative feedback & excess ACTH
US Prevalence (global incidence per 100,000)	10k (2.5-3.8)	27k (6.7-10.0)
Symptoms	Central obesity and round face; Dorsal and supraclavicular fat pads; Hypertension; Stretch marks; Bone loss; Hyperglycemia; Psychiatric disturbances	Adrenal insufficiency; Infertility; Hirsutism; Short stature; Precocious puberty; Adrenal rest tumors

CRINETICS PHARMACEUTICALS | 6

Excess ACTH and Adrenal Activation Lead to Excess Cortisol in Cushing's and A4 in CAH



Normal
Cushing's Disease (CD)
Congenital Adrenal Hyperplasia (CAH)
Circadian Clock
Stress
Hypothalamus
AVP
CRF
Pituitary
Negative Feedback
ACTH
5 - 60 pg/mL[1,4,5]
Cortisol
Normal activation
Hypothalamus
AVP
CRF
Pituitary Tumor
Negative Feedback Unable to Regulate Excess ACTH from Tumor
ACTH
20-200 pg/mL[1]
Effect: Elevated Cortisol
Excess activation
Hypothalamus
AVP
CRF
Pituitary
Loss of Negative Feedback
ACTH
150-500 pg/mL[2,3]
Effect: Deficient Cortisol Elevated Androgens (A4)
21-hydroxylase mutation
Excess activation



Baseline circadian rhythm in MAD subjects
[Cortisol] (mcg/dL)
0:00
6:00
12:00
18:00
24:00



Plasma Cortisol, mcg/dL
Cushing's Disease Patients[4]
Healthy Subjects[4]



ANDROSTENEDIONE (nmol/l)
ANDROSTENEDIONE (nmol/l)
ANDROSTENEDIONE (nmol) NORMAL PRODUCTION
TIME

[1]Raff et al. Compr Physiol 2015, [2]Petersen Acta Pediatr Scand 1981, [3]NBIX ENDO Online 2020 presentation, [4]Oster et al., Endocrine Reviews 2017, [5]UpToDate Reference, [6]Oelkers et al, JCEM 1988, [6] Alia et. al Clinical Endocrinology 2006, Peter C. Hindmarsh, Kathy Geertsma, in Congenital Adrenal Hyperplasia, 2017

CRINETICS PHARMACEUTICALS | 7

Cortisol ACTH Pituitary Gland Pituitary Directed Agents to Suppress ACTH Secretion Available: glucocorticoids, pasireotide, cabergoline Limited efficacy Safety issues In Development: CRF antagonists (CAH only) Target Cells Glucocorticoid Receptor Antagonist Available: mifepristone Efficacy difficult to assess Safety issues In Development: relacorilant Adrenal Gland Adrenal Steroidogenesis Inhibitors Available: ketoconazole/ levoketoconazole metyrapone/osilodrostat, Limited Efficacy Safety Issues Low Adherence Current HPA Therapeutics Have Limited Efficacy and/or Safety Issues, Leaving High Unmet Need References: Felders et al. Lancet Diab Endo 7:300-12, 2019. Castinetti JCEM 99: 1623-1639, 2014. Castinetti JCEM 106: 2114-2123, 2021.

CRN04894: The First-in-Class ACTH Antagonist for ACTH Driven Diseases

Targeting the ACTH receptor blocks the key chokepoint of HPA signaling, and could become cornerstone of therapy in CAH and Cushing's



ACTH
Cortisol
Pituitary Gland
Adrenal Gland
Target Cells

Pituitary Directed Agents to Suppress ACTH Secretion

Available: glucocorticoids, pasireotide, cabergoline

- Limited efficacy
- Safety issues

In Development: CRF antagonists (CAH only)

ACTH Receptor Antagonist

CRN04894

Adrenal Steroidogenesis Inhibitors

Available: ketoconazole/ levoketoconazole, metyrapone/osilodrostat,

- Limited Efficacy
- Safety Issues
- Low Adherence

Glucocorticoid Receptor Antagonist

Available: mifepristone

- Efficacy difficult to assess
- Safety issues

In Development: relacorilant

References: Felders et al. Lancet Diab Endo 7:300-12, 2019. Castinetti JCEM 99: 1623-1639, 2014. Castinetti JCEM 106: 2114-2123, 2021.

CRINETICS PHARMACEUTICALS | 9

CRN04894 Healthy Volunteer MAD Study Designed to Build on SAD Pharmacologic POC Data

Follows Crinetics' core endocrine strategy of using hormonal biomarkers to drive development

MAD Study Goals

- Evaluate safety and tolerability with repeat dosing
- Evaluate pharmacokinetics at steady state
- Explore optimal dosing regimen given the circadian rhythm of adrenal activation levels measured by cortisol in healthy volunteers
- Evaluate PD on basal adrenal activity (cortisol) with repeat dosing
- Evaluate PD after disease relevant (1 mcg) ACTH challenge
- Select dosing regimen and range for patient studies

Evaluated Dosing Regimens

- QD 08:00 (8 am) dosing: 40 mg
- **QD 22:00 (10 pm) dosing: 40, 60, & 80 mg**
- BID dosing: 40 mg (total of 80 mg daily)

Proof-of-Concept

- Dose dependent suppression of basal and ACTH-induced adrenal activity (measured by cortisol) with CRN04894

MAD cohorts include 6 treated and 3 placebo per cohort
MAD: Multiple-ascending dose; SAD: Single-ascending dose; POC: Proof-of-concept; PD: Pharmacodynamic; QD: Once daily; BID: Twice daily

CRINETICS PHARMACEUTICALS | 10

CRN04894 Healthy Volunteer MAD Study Designed to Build on SAD Pharmacologic POC Data ACTH Challenge (06:00) Screening d1 Baseline (d-1) d2 d3 d4 d5 d6 d7 d8 d9 24:00 24:00 24:00 24:00 24:00 24:00 24:00 24:00 24:00 24:00 24:00 24h profile 24h profile 24h profile ‘4894 or PBO* 24:00 t=-480’ (22:00) t=0’ (06:00) Multiple blood draws basal challenge ‘4894 or PBO 1 mcg ACTH ACTH Challenge GC Replacement Protocol Study protocol stipulated that subjects with suppression of 08:00 cortisol below 5 mcg/dL were to receive hydrocortisone (cortisol) add back (10 mg @ 08:00 and 5 mg @ 14:00). 24h profile 24:00 02:00 22:00 04:00 06:00 08:00 Adrenal Biomarkers (e.g., cortisol) 12:00 16:00 20:00 22:00 24h Profile ‘4894 or PBO d10 MAD: Multiple-ascending dose; SAD: Single-ascending dose; POC: Proof-of-concept PBO: Placebo, GC: Glucocorticoid; *PM doses given orally at 22:00 (10:00 pm); In subjects requiring GC replacement, blood draws for biomarker profiles were taken prior to administration of short-acting oral GC. 8 am cortisol levels drawn 18 hours after last dose of oral GC (half-life of ~1.5 hours).

CRN04894 was Well Tolerated: No Study Drug Discontinuations due to Treatment Related AEs

No Serious Adverse Events. All Adverse events considered mild/moderate

Treatment emergent adverse events in ≥2 '4894 treated subjects

Most Frequent TEAEs*	Placebo (SAD+MAD) (N=25) n (%)	'4894 (SAD+MAD) (N=63) n (%)
Glucocorticoid deficiency	1 (4.0%)	11 (17.5%)
Headache	5 (20.0%)	6 (9.5%)
Dermatitis contact	0	5 (7.9%)
COVID-19	1 (4.0%)	3 (4.8%)
Upper respiratory tract infection	1 (4.0%)	3 (4.8%)
Anxiety	1 (4.0%)	2 (3.2%)
Erythema	0	2 (3.2%)
Palpitations	1 (4.0%)	2 (3.2%)
Pruritus	0	2 (3.2%)

- As expected, glucocorticoid deficiency, defined as 08:00 cortisol level <5 mcg/dL, was the most common treatment related adverse event and seen only in MAD cohorts (8 during dosing, 4 after completion of dosing)
  - These subjects experienced no symptoms suggestive of clinical adrenal insufficiency
  - Physiologic replacement glucocorticoid was co-administered with continued study drug per protocol
- No study drug discontinuations due to treatment related AEs
- 4 subjects with new COVID-19 infections were sent home after 4 days of dosing during the MAD.
  - Make up subjects were subsequently enrolled and evaluated for the full 10 days of dosing
- No safety signals seen with vital signs, laboratory testing, ECGs

AE: Adverse event; TEAE: Treatment emergent adverse event; SAD: Single-ascending dose; MAD: Multiple-ascending dose; ECG: Electrocardiogram

CRINETICS PHARMACEUTICALS | 12

PK Supports Goal of Once Daily Oral Dosing Data represent mean ± SEM. N=1 subject was an outlier and excluded in 60 mg cohort; MAD: Multiple-ascending dose; SAD: Single-ascending dose; PK: Pharmacokinetics; BID: Twice daily Steady State PK Oral bioavailability Favorable half-life of ~24 hours Rapidly absorbed with a tmax of ~1-2 hours Dose proportional exposure PK profile is consistent with morning, nighttime, or BID dosing Concentration-Time Profile at Steady State (Day 10) MAD PK Consistent with Expectations from SAD Data at the Same Doses

Healthy Volunteers Have Expected Circadian Rhythm of Adrenal Activity (Cortisol) at Baseline Data represent mean ± SEM. Excluding subjects (n=1 in PBO, n=3 in active) with COVID-19 infection. PBO=placebo

Administration of CRN04894 Suppressed Peak Adrenal Activity Below Normal Levels in HVs d2 d3 d4 d5 d6 d7 d8 d9 ‘4894 or PBO (22:00) Data represent mean ± SEM. Includes data from two subjects that required glucocorticoid replacement as per protocol (AM cortisol less than 5 mcg/dL) Cortisol (Hydrocortisone) (10 mg @ 08:00 and 5 mg @ 14:00) starting on day 2 for one subject and starting on day 5 for second subject; cortisol values measured before the morning dose of GC. HVs: Healthy volunteers; PBO: Placebo 08:00 Cortisol (mcg/dL) Cortisol values of subjects that triggered cortisol rescue

Dose-Dependent Suppression of Serum Cortisol Below Normal Levels Day 9 Cortisol Profiles Change in Cortisol from Baseline ‘4894 or PBO AUC (0-24h) -17% -29% -37% 2% * * * * Data represent mean ± SEM. White asterisks in graph on upper right represent values for subjects who received glucocorticoid rescue; since GC add-back last administered at 14:00 it is expected to not contribute to 08:00 plasma levels. PBO: Placebo; HV: Healthy volunteers 53% suppression at 08:00 peak with CRN04894 8:00 Peak Cortisol -14% -50% -53% 1%

CRN04894 Potently Suppressed Adrenal Activity as Measured by Urinary Free Cortisol Data shown are median ± IQR. Includes data from subjects receiving GC rescue 24-Hour Urinary Free Cortisol (day 9) Normalization of 24-hour urinary free cortisol has been the registrational endpoint for previously approved Cushing’s disease drugs -31% -72% -75% 3%

Loss of Cortisol Negative Feedback Resulted in HV ACTH Comparable to That Seen in Disease States

Day 9 ACTH Profiles



'4894 or PBO
ACTH(1-39) (pg/mL)
100
50
0
22:00
0:00
6:00
12:00
18:00
24:00
Clock Time
PBO (n=9)
'4894 80 mg (n=4)
Subject on GC and '4894 (n=4)

Healthy Volunteer HPA Axis

- Expected rise in ACTH was due to reduction of negative feedback with reduced cortisol levels
- Continued cortisol suppression in face of elevated ACTH demonstrated CRN04894's pharmacologic activity



Circadian Clock
Hypothalamus
Stress
AVP
CRF
Negative Feedback
ACTH
Pituitary
Cortisol
Normal activation

Disease-like ACTH Levels

- ACTH levels at 60 and 80 mg were in the disease-relevant range in CAH and Cushing's disease patients[1-3]
- Cortisol (hydrocortisone) replacement reduced ACTH levels

Data shown are mean±SEM using **Luminex assay which reports values ~3.9-fold lower than more commonly used clinical Roche assay**. All subjects receiving GC add back (in addition to '4894) are pooled across cohorts and depicted as a separate group; 1. Raff et al. Compr Physiol 2015, 2. Petersen Acta Pediatr Scand 1981, 3. NBIX ENDO Online 2020 presentation; HV: Healthy volunteer PBO: Placebo; GC: glucocorticoid

CRINETICS PHARMACEUTICALS | 18

CRN04894 Maintained Cortisol Below Normal Levels After ACTH Challenge Test on Top of Sustained Elevated ACTH Data shown are mean ± SEM; one subject in 80 mg MAD arm did not receive ACTH challenge; Placebo ACTH Challenge ‘4894 or PBO ACTH Challenge (1 mcg) Normal range for Healthy Volunteers at 06:00 Elevated Cortisol Suppression of response

CRN04894 Suppressed Adrenal Activity in Presence of Sustained, Disease-like ACTH Levels Adrenal  Gland cholesterol Cortisol Adrenal  Cortical Cell MC2/MRAP cortisol suppressed steroidogenesis Loss of negative feedback 17-OHP Adrenal Androgens (e.g., A4) CRN04894 21-hydroxylase CRF AVP Hypothalamus Pituitary Stress ACTH (Elevated) CRN04894 Best measure of adrenal activity in healthy volunteers Multiple pathways stimulate ACTH Secretion ACTH acts exclusively through MC2/MRAP at adrenal gland AVP: Arginine Vasopressin; CRF: Corticotrophin-Releasing Factor Circadian Clock

Results from Completed CRN04894 Phase 1 Program (SAD & MAD Cohorts)

Objectives

- Evaluate safety and tolerability
- Evaluate drug-like Pharmacokinetics
- Evaluate PK/PD for suppression of ACTH-induced adrenal activity
- Enable patient clinical studies

CRN04894 was well tolerated in the Phase 1 program ✓

Achieved targeted pharmacokinetic profile ✓
- Rapidly absorbed after oral administration (t_{max} ~1-2 hrs)
- Dose proportional exposure from 10 to 80 mg
- Favorable half-life of ~24 hours

Confirmed pharmacologic POC & established starting dose range for patient studies (40 to >80 mg QD) ✓
- Strong and dose-dependent suppression of basal adrenal function
- Clinically-meaningful suppression of cortisol following disease relevant ACTH challenge

PK: Pharmacokinetics; PD: Pharmacodynamics; POC: Proof-of-concept

CRINETICS PHARMACEUTICALS | 21

Key Treatment Goal for Cushing's Disease Patients

Goal: prevent complications of excessive cortisol secretion

CD Treatment Objective

Inhibit excessive cortisol secretion, which is associated with serious complications such as:

- Weight gain, obesity
- Insulin resistance, diabetes mellitus
- Hypertension
- Muscle weakness
- Neuropsychiatric disorders
- Impaired reproductive health
- Estimated 5-year survival of 50% if untreated

Registrational endpoint: Twenty-four-hour urinary free cortisol

Select Comorbidities Associated with CD



Neuropsychiatric Disorders
Arterial Atherosclerosis & Vascular Artery Disease
Cardiac Disease
Liver Steatosis
Visceral Obesity
Osteoporosis
Infertility & Sexual Dysfunction
Infections
Myopathy

Figure adapted from: Pivonello, Rosario, et al. "Complications of Cushing's Syndrome: State of the Art." *The Lancet Diabetes & Endocrinology* 4.7 (2016): 611-629. Plotz D, Knowlton AI, Ragan C: The natural history of Cushing's disease. Am J Med 1952;13:597–614. CD: Cushing's Disease

CRINETICS PHARMACEUTICALS | 22

Key Treatment Goals for CAH Patients Figure adapted from: Merke D, Auchus R. Congenital Adrenal Hyperplasia Due to 21-Hydroxylase Deficiency. New England Journal of Medicine. 2020;383(13):1248-1261.DOI: 10.1056 / NEJMra1909786 CAH Treatment Objectives Normalization of adrenal androgens (e.g., androstenedione (A4)) Reduce dose of glucocorticoids needed for disease control Achieving both of these may improve signs and symptoms of adrenal hyperandrogenism (e.g., hirsutism, menstrual disorders, adrenal rest tumors) and of glucocorticoid overexposure (e.g., central weight gain, hyperglycemia, osteoporosis). Expected registrational endpoints: Glucocorticoid sparing; A4 reduction  Goal: reduce symptoms of androgen excess and excess glucocorticoid treatment-related complications CAH Symptoms/Complications

Phase I Data Supports Advancing to Studies in Both CAH and Cushing’s Disease Patients CAH: Congenital adrenal hyperplasia; CD: Cushing’s disease Initiate clinical program in patients (anticipated 2H22) CAH: Targeting single efficacious QD dose Cushing’s Disease: Targeting patient specific QD dose range 2 1 Review ‘4894 data package and discuss patient program with global regulators Seek confirmation of proposed dose range (40 to >80mg QD) Feedback on P2 trial designs Seek guidance on registration requirements Next Steps

Pipeline Targets Multi-Billion $ Total Addressable Market with Internally Discovered Drug Candidates NCE patent portfolio expected to provide protection into the 2040s PROGRAM Development Stage (Potential Registrational Endpoints) Prevalence Preclin Phase 1 Phase 2 Phase 3 US Total Global Range  per 100,000 Paltusotine (SST2 agonist) Acromegaly 26K 2.8 - 13 Carcinoid Syndrome 33K 3.7 – 9.7 138K 17 – 46 Nonfunctional NETs CRN04777 (SST5 agonist) Congenital Hyperinsulinism 1.5 – 2K  0.64 – 1.3  Syndromic Hyperinsulinism  2K Variable CRN04894 (ACTH antagonist) Congenital Adrenal Hyperplasia 27K 6.7 – 10 Cushing’s Disease 10K 2.5 – 3.8 PTH antagonist 1o HPT: 480k 2o HPT: 13.2M HHM: 50-200k/yr. Hyperparathyroidism, HHM 1o HPT 2o HPT HHM ~238K IGF-1 normalization Diarrhea & Flushing Anti-tumor activity A4, GC use Cortisol Hypoglycemia/GIR Hypoglycemia/GIR Ca++ Pharmacologic POC Spin-out company advancing nonpeptide precision radiotherapeutics targeting oncology indications. NETs: Neuroendocrine tumors; GIR: Glucose infusion rate; GC: Glucocorticoid; A4: Androstenedione; HHM: Humoral hypercalcemia of malignancy; NCE: New chemical entity

2021 Accomplishments and Anticipated 2022 Milestones

2021 Accomplishments	2022 Accomplishments & Anticipated Milestones
Initiated Ph 3 PATHFNDR program of paltusotine in acromegaly	Strategic partnership for paltusotine in Japan
Phase 1 POC data for CRN04894	CRN04777 MAD data in 1Q22
Phase 1 POC data for CRN04777	CRN04894 MAD data in 2Q22
Launched Radionetics Oncology spinout	Strengthened balance sheet
Strengthened balance sheet	CRN04777 patient program initiation in 2H22
	CRN04894 patient program initiation in 2H22
Identified potential development candidate PTHR1 antagonists for hyperparathyroidism and HHM	Initiate IND enabling studies for PTHR1 antagonist

POC: Proof-of-concept; HHM: Humoral hypercalcemia of malignancy; MAD: Multiple-ascending dose

CRINETICS PHARMACEUTICALS | 26

Unused

Dose-Dependent Suppression of Cortisol Below Normal Levels Despite Elevated ACTH -17% -29% -37% 2% AUC (0-24h) Day 9 Cortisol Profiles Change in Cortisol from Baseline ‘4894 or PBO * * * * Data represent mean ± SEM. White asterisks in graph on right represent values for subjects who received glucocorticoid rescue; PBO: Placebo; HV: Healthy volunteers 55% suppression at 08:00 peak with CRN04894

Dose-Dependent Suppression of Cortisol Below Normal Levels Despite Elevated ACTH -14% -50% -53% 1% 8:00 Peak Cortisol Day 9 Cortisol Profiles Change in Cortisol from Baseline ‘4894 or PBO Data represent mean ± SEM. White asterisks in graph on right represent values for subjects who received glucocorticoid rescue; PBO: Placebo; HV: Healthy volunteers 55% suppression at 08:00 peak with CRN04894

Disruptions in the HPA Axis Lead to Diseases of Excess Hormone Secretion

Normal


Day light
Stress
Hypothalamus
AVP
CRF
Negative Feedback
ACTH
Pituitary
Cortisol
Normal activation

Cushing's Disease (CD)


Hypothalamus
AVP
CRF
Negative Feedback Unable to Regulate Excess ACTH from Tumor
ACTH
Pituitary Tumor
Effect: Elevated Cortisol
Excess activation

Congenital Adrenal Hyperplasia (CAH)


Hypothalamus
AVP
CRF
Loss of Negative Feedback
ACTH
Pituitary
Effect: Deficient Cortisol Elevated Androgens
21-hydroxylase mutation
Excess activation

Normal	Cushing's Disease (CD)	Congenital Adrenal Hyperplasia (CAH)
ACTH Range = 5 – 60 pg/mL[1,4,5]	Untreated ACTH Range = 20-200 pg/mL[1]	Untreated ACTH Range = 150-500 pg/mL[2,3]
Cause	ACTH-secreting pituitary tumor	Inability to produce cortisol leads to loss of negative feedback & excess ACTH
US Prevalence (global incidence per 100,000)	10k (2.5-3.8)	27k (6.7-10.0)
Symptoms	Central obesity and round face; Dorsal and supraclavicular fat pads; Hypertension; Stretch marks; Bone loss; Hyperglycemia; Psychiatric disturbances	Adrenal insufficiency; Infertility; Hirsutism; Short stature; Precocious puberty; Adrenal rest tumors

[1] Raff et al. Compr Physiol 2015, [2] Petersen Acta Pediatr Scand 1981, [3] NBIX ENDO Online 2020 presentation, [4] Oster et al., Endocrine Reviews 2017, [5] UpToDate Reference, [6] Oelkers et al, JCEM 1988, [6] Alia et. al Clinical Endocrinology 2006

CRN04894 Suppresses ACTH-Stimulated Cortisol Production Add 40 mg AM dosing -40% -46% -46% -35% 0% Add # each group on GC replacement

Consider re-introducing 4894 as did in SAD Preclinical potency Ph1 SAD PK Ph1 SAD PD at 2 hrs